(NYSE Amex: INUV)
April 2012

Certain statements in this presentation relating to Inuvo®, Inc. (“Inuvo”) contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. All forward-looking statements included in this presentation are based on information available to  Inuvo as of the date hereof and Inuvo assume no obligation to update any forward-looking statements.  These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to expectations with respect to the strategy, markets, synergies, costs, efficiencies, and other anticipated financial impacts of the Vertro transaction; and the company’s plans, objectives, expectations, and intentions with respect to future operations. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Inuvo and are difficult to predict. Additional key risks are described in the filings made by Inuvo filed with the U.S. Securities and Exchange
Commission, including its Form 10-K for the year ended December 31, 2011.

Inuvo®, Inc. (NYSE Amex: INUV), an Internet marketing and technology company specializing in browser-based consumer applications, managing networks of website publishers and operating specialty websites.
The Company operates amongst three distinctive business lines:
 • Software Search
 • Publisher Network
 • Partner Programs

Software Search (Approximately 45% of Annual Revenue)
• Consists of websites that assist users in the search, navigation, or management of everyday information
• ALOT Appbar and Home Page search business, which currently has approximately 7 million worldwide users and is expected to generate quarter-on-quarter live user and revenue growth throughout 2012
• The ALOT Appbar attracts users by providing hundreds of free, simple-to-use applications for Internet users and monetizes search performed through its products
• Anchored by a partnership with Google to distribute sponsored search advertisements
• ALOT’s apps run the gamut from entertainment and utilities such as Weather,
 Maps, and retail apps such as eBay Deal of the Day and BargainMatch®

inuvo

Lines of Operations

- Inuvo owns and operates its own web sites which monetize search revenues from its partnerships with the nation's largest search engines

Publisher Network (Approximately 40% of Annual Revenue)
• Liaison between advertisers and publishers to facilitate performance-
 based advertising
• Anchored by a long-term partnership with Yahoo! and Bing to distribute sponsored search advertisements across the web
• Advertisers pay once a user completes a click, sale or a lead and the company pays a portion of what it receives to its publishers
• Publisher network is made up of thousands of different websites, from large, well-known portals to independent tech bloggers

Partner Programs (Approximately 15% of Annual Revenue)
• Management expects partner programs to be its fastest growing business unit
• Consists of display revenues, affiliate programs, data sales, Kowabunga®
 and BargainMatch®
• Inuvo expects to launch its Kowabunga® initiative, which will aggregate local daily deals from rural and suburban businesses and provide those deals to the rural consumer
• BargainMatch® product that provides cash-back incentives to consumers who shop at its nearly 2,000 participating websites

• Strong strategic relationships with market leaders Google and Yahoo!
• Recent integration of the ALOT Appbars and home pages provides scale and distribution for Inuvo’s properties and applications
• By owning various web properties, Inuvo has more flexibility to control traffic and optimize advertising revenue across Pay-Per-Click (PPC) and cost-per-action (CPA)
• Transitioning its applications to the rapidly growing mobile market.
 • The ALOT app store has a number of apps that can migrate to the mobile platform and can monetize search or capture display
 advertising revenues
• Inuvo Buy-side technology is designed to increase return-on-investment for all constituents
• Diversified business model which allows the Company to generate revenue from multiple sources

• Global Search Market is over $40 Billion
• Affiliate, Local Deals and Consumer Applications
 Market of $2.4 Billion, Forecasted @ 20% CAGR
• Mobile internet usages accounts for 8% of the
 market, however it is rapidly expanding due to
 improved smart phone and tablet capabilities
• Global online display advertising market is
 expected to be $29.5 billion in 2012
*SOURCES - Zenith Optimedia (a Publicis Groupe company) and BIA/Kelsey and
Market Size in Excess of $70 Billion

inuvo

Search Market

mortgage | ALOT Search Powered by Google - Mozilla Firefox
File Edit View History Bookmarks Tools Help
mortgage | ALOT Search Powered by Google
Most Visited Getting Started Latest Headlines NetSuite - Customer L... Developer Console
Search the Web
Web Search
facebook
mapquest
NETFLIX
YAHOO!
App
mortgage
Search
powered by Google
Page 1 of about 3,310,000
Web
Images
News
Shopping
Videos
Related Searches
Bad Credit Home Mortgage Loan
Mortgage Loan for Bad Credit
Home Mortgage Calculator
Mortgage with Bad Credit
Bad Credit Mortgage Broker
Mortgage Loan Calculator
Mortgage Calc
Home Loan Mortgage Calculator
Bad Credit Mortgage Refinance
Bad Credit Mortgage
Ads by Google
Refinance your mortgage - Ridgewood Savings Bank.
Visit us and start saving today.
ecloherty-ridgewoodbanklo.mortgageweb...
Quicken Loans® Mortgage - We're America's #1 Online Lender.
We'll Help You Get Started Today!
www.quickenloans.com/Mortgage
3.5% 30 Yr Mortgage Rates - Direct Lender. Online Quotes.
PreApproved In Minutes. 4.0%APR
www.amerisave.com/
Mortgage loan - Wikipedia, the free encyclopedia
A mortgage loan is a loan secured by real property through the use of a mortgage note which evidences the existence of the loan and the encumbrance of that ...
en.wikipedia.org/wiki/Mortgage_loan
Mortgage Calculator - Bankrate.com
Calculate Mortgage Payments with Bankrate.com's Mortgage Calculator, Find the Best Mortgage Rates, or Review Award Winning Mortgage advice.
www.bankrate.com/calculators/mortgag...
Mortgage Rates Compare ARM Loans Fixed Loan Rate Mortgages ...

inuvo

Affiliate Market

ALOT Search Powered by Google - Mozilla Firefox
Search the Web
Web Search
facebook
mapquest
NETFLIX
YAHOO!
App
Daily Deals
Search eBay!
Black & Decker Steam-Mop with Smart Technology
$53.99
40% OFF
$89.99
(Save $36.00)
Free Shipping
Lenovo G570 4334DBU 15.6"
$429.00 (Save 22%)
KitchenAid 12-Cup Food Processor
$99.99 (Save 60%)
Black & Decker Steam-Mop with
$53.99 (Save 40%)
World Tech Toys iFly Heli Gyro
$34.99 (Save 30%)
Search eBay for: ipod touch, iphone 4, coach, headphones, ipad, samsung galaxy s, ps3, mens watches
Shop Deals By Category
Find More Deals On Ebay
Like 748
alOt
Search
powered by Google
© 2012 alot.com | FAQ and Support | Privacy Policy | Terms of Use

EBAY

inuvo

Local Deal Market

ALOT Search Powered by Google - Mozilla Firefox
File Edit View History Bookmarks Tools Help
ALOT Search Powered by Google
www.alothome.com/en
ALOT Search
Most Visited Getting Started Latest Headlines NetSuite - Customer L... Developer Console
Search the Web
Web Search
Kowabunga Deals
kowabunga
FIND DEALS IN
New York
$35.00 off at Destiny Beauty and Wellness Day Spa
Price
$30.00
Savings
$35.00
BUY DEAL
Not your city? Zip Code GO
More Deals
Like 99
mapquest
NETFLIX
App
Search
powered by Google
the web is what you make of it
© 2012 alot.com | FAQ and Support | Privacy Policy | Terms of Use
start
Inbox - Microsoft ...
113 Reminders
4 Microsoft Offic...
Hotmail - docphish...
ALOT Search Powe...
3:01 PM

Kowabunga

inuvo

Mobile Apps Market

Campaign Management
App Store - iTrack Packages
itunes.apple.com/us/app/itrack-packages/id483054137?ls=1&mt=8
Business Discovery: B...
Sub Pop Records : Sp...
Check Out
Pin It
Codecademy
Adwords
Evernote Web
NetSuite - Customer L...
https://login.live.com...
Twitter
ALOT Intranet
iTrack Packages
View More By This Developer
By Alot.com
Open iTunes to buy and download apps.
Description
iTrack Packages will display all relevant details about your package so you know exactly what is happening with your latest purchase. We support all the major carriers including: UPS, FedEx, USPS, and DHL.
Alot.com Web Site
iTrack Packages Support
...More
View In iTunes
This app is designed for both iPhone and iPad
$0.99
Category: Utilities
Released: Dec 05, 2011
Version: 1.0
Size: 4.5 MB
Languages: English, Spanish
Seller: Vertro, Inc.
© 2011 alot.com
Rated 4+
Requirements: Compatible with iPhone, iPod touch, and iPad. Requires iOS 4.1 or later.
Customer Ratings
Screenshots
iPhone | iPad
iTrack
ex. 1358973495
Select a Carrier
Start
iTrack
Mom's Gift
In Transit via UPS
2:30pm on 11/13/2011
1ZW1294030994
Holiday Cards
In Transit via DHL
9:30pm on 11/10/2011
5307253265182k3
Car Seat
In transit via FedEx

Display Advertising

ALOT Search Powered by Google - Mozilla Firefox
File Edit View History Bookmarks Tools Help
Connecting...
Most Visited Getting Started Latest Headlines NetSuite - Customer L... Developer Console
Search the Web
Web Search
facebook
mapquest
NETFLIX
YAHOO!
App
Search
powered by Google
Dear spending:
it's not you, it's me.
ING DIRECT
Save your money®
Open Now
Member FDIC
© 2012 alot.com | FAQ and Support | Privacy Policy | Terms of Use
Read s0.2mdn.net

Diversification
• The new Inuvo has a broader product portfolio allowing us to expand the business and enabling us to exploit established strategic partnerships across multiple products
New Market Development
• Many of our existing applications can be modified for delivery into the rapidly growing mobile and tablet market place. We can also expand geographically into countries not currently served
New Product Development
• Bringing together technology, data and distribution already present within Inuvo we can establish new products and services offer solutions without heavy investment
Penetration
• Increasing utilization of our current product lines through greater emphasis on improving our products to deliver greater customer value

Symbol:	(INUV)
Fiscal Year End:	December 31st
52-Week Trading Range:	$0.67 - $4.49
Stock Price:	$0.80
Shares Outstanding:	23.1 Million
Market Cap:	$18.5 Million
Pro Forma 2011	$64.1 Million
Gross Margin 2011	41.8%
Analyst Coverage	Craig-Hallum
Select Financials

• In March 2012 the combined operations generated
 approximately $4.3 million in revenue
• The combined post merger enterprise is expected to
 have operational savings of $2.9 million annually
• Anticipates cash flow positive by the close of fiscal
 year 2012, after the one-time costs associated with
 the merger
• New Credit facility agreement with Bridge Bank
 (NASDAQ: BBNK) for up to $15 million
 o To be used to fund operations and growth
 initiatives

Financial Highlights

Peer Valuation
* Data as of April 4, 2012

Company Name	Symbol	Revenue (TTM) 12/31/2011	Market Cap (4/04/2012)	Market Cap/ Revenue
LookSmart, Ltd.	LOOK	27.6 M	$ 19.37 M	0.7
Inuvo, Inc. (Post Merger Pro Forma)	INUV	$64.1M	$ 18.5 M	0.29
Perion Network, LTD*	PERI	$35.5 M	$ 51.05 M	1.4
Local.com Corp.	LOCM	$ 78.8 M	$ 50.57 M	0.64
Marchex, Inc.	MCHX	$146.7 M	$ 141.09 M	0.96
Digital Generation, Inc.	DGIT	$ 324.3 M	$ 263.52 M	0.81
InfoSpace, Inc.	INSP	$228.8 M	$ 486.01 M	2.1
Demand Media, Inc.	DMD	$324.9 M	$ 556.39 M	1.7
IAC/InterActive Corp	IACI	$2,060 M	$ 3,910 M	1.9

Peter Corrao, Chief Executive Officer
• Former President and CEO of Vertro, Inc. before its merger with Inuvo in 2012
• More than 25 years of executive level management experience
• Served as CEO of Bluestreak.com, a digital marketing products and services for both business-to business and consumer marketers
• Served as President and CEO for Cogit Corporation, an online target marketing company
• 17 years at Advo Inc. President of National Accounts Marketing Division
• Graduate of Kellogg School of Management Advanced Executive Program at
 Northwestern University
Richard Howe-Executive Chairman
• Previously served as Chief Executive Officer for Inuvo prior to merger with Vertro,
 Inc. in 2012
• Former Chief Marketing/Business Strategy and M &A Officer at the Acxiom
 Corporation (NASDAQ: ACXM), a $1.4 billion annual revenue global interactive marketing services company
• Earned a Bachelor's degree with distinction in structural engineering from
 Concordia University, Canada, and received a Master's degree in engineering from
 McGill University
Management Team

Wally Ruiz, Chief Financial Officer
• Former CFO of SRI Surgical Express, a nationwide provider of healthcare services
• Served as CFO of several companies both public and privately owned companies
• Currently serves as a director on the board of the Florida Institute of CFOs
• MBA from Columbia University and a BS degree in Computer Science from St. John's
 University
• Certified Public Accountant and a Certified Information Technology Professional
Rob Roe, General Manager
• Former General Manager of Vertro’s Alot.com business before its merger with
 Inuvo in 2012
• Original Product Manager of Alot’s core software products
• Attended Columbia Business School MBA program and Graduate of Carleton
 College
Trey Barrett -SVP Corporate Strategy and Business Development
• Responsible for the development and management of strategic partnerships and integrated solutions
• Former Director of Interactive Media Products at Acxiom Corporation overseeing the innovation and development of the Relevance-X product line
• 25 years of data driven direct marketing experience

Management Team

Investment Highlights
• The Software Search and Partner Programs Lines of
 Operations are expected to have high organic growth
• Inuvo is expected to access over 132 million unique
 Internet users per month
• Inuvo’s has established strong business relationships with
 Yahoo!, Google and Bing
• By owning various web properties, Inuvo has more
 flexibility to control traffic and optimize advertising
 revenue across pay-per-click (PPC) and cost-per-action
 (CPA)
• Current portfolio of ALOT apps is in the thousands with
 new revenue producing products expected to fuel future
 growth
• Inuvo expects to reach EBITDA positive in Q2 and is trading at a valuation significantly lower then its peers

Contact Us
Investor Relations
Alliance Advisors, LLC
420 Lexington Ave
Suite 855
New York, NY 10010
www.allianceadvisors.net
Alan Sheinwald, President
(914) 669-0222
asheinwald@allianceadvisors.net

Inuvo, Inc.
143 Varick Street
New York, NY 10013
http://www.vertro.com
Peter Corrao, CEO & President
(212) 231-2000
peter.corrao@vertro.com